Indebtedness And Borrowing Facilities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Indebtedness And Borrowing Facilities
Indebtedness And Borrowing Facilities
NOTE 3 – INDEBTEDNESS AND BORROWING FACILITIES

2016 Credit Facility: On January 4, 2011, we terminated our $325 million credit facility and entered into a five-year, $450 million revolving credit agreement ("2016 Credit Facility") with a group of lenders with Bank of America, N.A., as administrative agent. The 2016 Credit Facility expires on January 4, 2016. The 2016 Credit Facility may be used for general corporate purposes and the issuance of letters of credit. This facility is collateralized by substantially all of the Company's inventory, accounts receivable, cash and cash equivalents, and certain other personal property, and is guaranteed by certain of our domestic subsidiaries.

Borrowings under the 2016 Credit Facility are subject to a borrowing base of certain collateralized assets and bear interest at a bank's prime rate plus 1.25% to 1.75% or LIBOR plus 2.25% to 2.75%. The applicable rates in these ranges are based on the aggregate average availability under the facility.

The 2016 Credit Facility also contains a $150 million sub-limit for the issuance of standby and commercial letters of credit. The issuance of letters of credit reduces the amount available under the facility. Letter of credit fees are 2.25% to 2.75% for standby letters of credit or 1.125% to 1.375% for commercial letters of credit.

We pay commitment fees to the lenders at an annual rate of 0.50% of the unused amount of the facility. As of June 30, 2011, no borrowings had been made under the facility, and letters of credit totaling $31.3 million had been issued.

The 2016 Credit Facility contains affirmative and negative covenants that, among other things, restrict certain payments, including dividends and share repurchases. Also, we will be subject to a minimum consolidated fixed charge coverage ratio if our unused amount under the facility is less than the greater of 12.5% of the maximum borrowing amount and $45.0 million.

We are generally free to pay dividends and repurchase shares as long as the current and projected unused amount under the facility is greater than 17.5% of the maximum borrowing amount and the minimum consolidated fixed charge coverage ratio is maintained. We may pay dividends and repurchase shares without regard to the Company's consolidated fixed charge coverage ratio as long as the current and projected unused amount under the facility is greater than 75% of the maximum borrowing amount and cash on hand is used for the dividends or share repurchases.

2019 Notes: On May 3, 2011, we sold $325 million principal amount of senior unsecured notes due May 15, 2019 ("2019 Notes") in a private offering to qualified institutional buyers under SEC Rule 144A. The 2019 Notes will pay interest at a stated fixed rate of 6.75% per year. Interest will be paid on a semi-annual basis on May 15 and November 15 of each year, beginning November 15, 2011. Net proceeds from the sale of the 2019 Notes were $316.3 million, after an initial issuance discount of approximately $2.5 million and other transaction costs. The effective annualized interest rate of the 2019 Notes after giving effect to the original issuance discount is 6.875%.

The 2019 Notes are guaranteed by all of our domestic subsidiaries except Tandy Life Insurance Company. The 2019 Notes and the guarantees will be our general unsecured senior obligations and, therefore, will be subordinated to all of our and the guarantors' existing and future collateralized debt to the extent of the assets collateralizing that debt. In addition, the 2019 Notes will be effectively subordinated to all of the liabilities of our subsidiaries that are not guaranteeing the 2019 Notes, to the extent of the assets of those subsidiaries.

The 2019 Notes contain covenants that could, in certain circumstances, limit our ability to issue additional debt, repurchase shares of our common stock, or make certain other restricted payments. At June 30, 2011, we were in compliance with these covenants.

2011 Notes: In March 2011, we redeemed all of our 7.375% notes that would have matured on May 15, 2011 ("2011 Notes"). The redemption of these notes resulted in a loss on extinguishment of debt of $4.1 million, which was classified as other loss on our consolidated statements of income.

NOTE 5 – INDEBTEDNESS AND BORROWING FACILITIES

Long-Term Debt:

	December 31,
(In millions)	2010	2009
Five year 2.5% unsecured convertible notes due in 2013	$375.0	$375.0
Ten-year 7.375% unsecured note payable due in 2011	306.8	306.8
Other	1.0	1.0
	682.8	682.8
Unamortized debt discounts and other costs	(44.2)	(59.4)
Basis adjustment due to interest rate swaps	1.2	4.4
	639.8	627.8

Less current portion of:
Notes payable	306.8	--
Unamortized basis adjustment and other costs	1.2	--
	308.0	--

Total long-term debt	$331.8	$627.8

Long-term borrowings outstanding at December 31, 2010, mature as follows:

(In millions)	Long-Term Borrowings
2011	$306.8
2012	--
2013	375.0
2014	1.0
2015	--
2016 and thereafter	--
Total	$682.8

2013 Convertible Notes: In August 2008, we issued $375 million principal amount of convertible senior notes due August 1, 2013, (the "2013 Convertible Notes") in a private offering to qualified institutional buyers under Securities and Exchange Commission ("SEC") Rule 144A. The 2013 Convertible Notes were issued at par and bear interest at a rate of 2.50% per annum. Interest is payable semiannually, in arrears, on February 1 and August 1.

Each $1,000 of principal of the 2013 Convertible Notes is initially convertible, under certain circumstances, into 41.2414 shares of our common stock (or a total of approximately 15.5 million shares), which is the equivalent of $24.25 per share, subject to adjustment upon the occurrence of specified events set forth under terms of the 2013 Convertible Notes. Upon conversion, we would pay the holder the cash value of the applicable number of shares of our common stock, up to the principal amount of the note. Amounts in excess of the principal amount, if any (the "excess conversion value"), may be paid in cash or in stock, at our option. Holders may convert their 2013 Convertible Notes into common stock on the net settlement basis described above at any time from May 1, 2013, until the close of business on July 29, 2013, or if, and only if, one of the following conditions has been met:

•
During any calendar quarter, and only during such calendar quarter, in which the closing price of our common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter exceeds 130% of the conversion price per share of common stock in effect on the last day of such preceding calendar quarter

•
During the five consecutive business days immediately after any 10 consecutive trading day period in which the average trading price per $1,000 principal amount of 2013 Convertible Notes was less than 98% of the product of the closing price of the common stock on such date and the conversion rate on such date

•	We make specified distributions to holders of our common stock or specified corporate transactions occur

The 2013 Convertible Notes were not convertible at the holders' option at any time during 2010 or 2009.

Holders who convert their 2013 Convertible Notes in connection with a change in control may be entitled to a make-whole premium in the form of an increase in the conversion rate. In addition, upon a change in control, liquidation, dissolution or delisting, the holders of the 2013 Convertible Notes may require us to repurchase for cash all or any portion of their 2013 Convertible Notes for 100% of the principal amount of the notes plus accrued and unpaid interest, if any. As of December 31, 2010, none of the conditions allowing holders of the 2013 Convertible Notes to convert or requiring us to repurchase the 2013 Convertible Notes had been met.

In connection with the issuance of the 2013 Convertible Notes, we entered into separate convertible note hedge transactions and separate warrant transactions with respect to our common stock to reduce the potential dilution upon conversion of the 2013 Convertible Notes (collectively referred to as the "Call Spread Transactions"). The convertible note hedges and warrants will generally have the effect of increasing the economic conversion price of the 2013 Convertible Notes to $36.60 per share of our common stock, representing a 100% conversion premium based on the closing price of our common stock on August 12, 2008. See Note 6 - "Stockholders' Equity," for more information on the Call Spread Transactions.

Because the principal amount of the 2013 Convertible Notes will be settled in cash upon conversion, the 2013 Convertible Notes will only affect diluted earnings per share when the price of our common stock exceeds the conversion price (initially $24.25 per share). We will include the effect of the additional shares that may be issued from conversion in our diluted net income per share calculation using the treasury stock method.

When accounting for the 2013 Convertible Notes, we apply accounting guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion. This guidance requires us to account separately for the liability and equity components of our convertible notes in a manner that reflects our nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. This guidance requires bifurcation of a component of the debt, classification of that component in equity, and then accretion of the resulting discount on the debt as part of interest expense being reflected in the income statement.

Accordingly, we recorded an adjustment to reduce the carrying value of our 2013 Convertible Notes by $73.0 million and recorded this amount in stockholders' equity. This adjustment was based on the calculated fair value of a similar debt instrument in August 2008 (at issuance) that did not have an associated equity component. The annual interest rate calculated for a similar debt instrument in August 2008 was 7.6%. The resulting discount is being amortized to interest expense over the remaining term of the convertible notes. The carrying value of the 2013 Convertible Notes was $330.8 million and $315.8 million at December 31, 2010 and 2009, respectively. We recognized interest expense of $9.4 million in both 2010 and 2009 related to the stated 2.50% coupon. We recognized non-cash interest expense of $15.0 million, $13.8 million, and $5.0 million in 2010, 2009 and 2008, respectively, for the amortization of the discount on the liability component.

Debt issuance costs of $7.5 million were capitalized and are being amortized to interest expense over the term of the 2013 Convertible Notes. Unamortized debt issuance costs were $3.7 million at December 31, 2010. Debt issuance costs of $1.9 million were related to the equity component and were recorded as a reduction of additional paid-in capital.

For federal income tax purposes, the issuance of the 2013 Convertible Notes and the purchase of the convertible note hedges are treated as a single transaction whereby we are considered to have issued debt with an original issue discount. The amortization of this discount in future periods is deductible for tax purposes.

2011 Long-Term Notes: On May 11, 2001, we issued $350 million of 10-year 7.375% notes ("2011 Notes") in a private offering to qualified institutional buyers under SEC Rule 144A. In August 2001, under the terms of an exchange offering filed with the SEC, we exchanged substantially all of these notes for a similar amount of publicly registered notes. The exchange resulted in substantially all of the notes becoming registered with the SEC and did not result in additional debt being issued.

The annual interest rate on the notes is 7.375% per annum, with interest payable on November 15 and May 15 of each year. The notes contain certain non-financial covenants and mature on May 15, 2011. In September 2009, we completed a tender offer to purchase for cash any and all of these notes. Upon expiration of the offer, $43.2 million of the aggregate outstanding principal amount of the notes was validly tendered and accepted. We paid a total of $46.6 million, which consisted of the purchase price of $45.4 million for the tendered notes plus $1.2 million in accrued and unpaid interest, to the holders of the tendered notes. We incurred $0.2 million in expenses and adjusted the carrying value of the tendered notes by an incremental $0.8 million to reflect a proportionate write-off of the balance associated with our fair value hedge included in long-term debt. This transaction resulted in a loss of $1.6 million classified as other loss on our consolidated statements of income.

A portion of these notes were hedged by our interest rate swaps. Upon repurchase of these notes, we were required to discontinue the hedge accounting treatment associated with these derivative instruments, which used the short-cut method. The remaining balance associated with our fair value hedge was recorded as an adjustment to the carrying value of these notes and is being amortized to interest expense over the remaining term of the notes. At December 31, 2010, this carrying value adjustment was $1.2 million. See Note 11 - "Derivative Financial Instruments," for more information on our interest rate swaps.

On January 4, 2011, we announced our intention to redeem any and all outstanding 2011 Notes on March 4, 2011. See Note 15 - "Subsequent Events" for more information.

Credit Facilities: Our $325 million credit facility provided us a source of liquidity. Interest charges under this facility were derived using a base LIBOR rate plus a margin that changed based on our credit ratings. This facility had customary terms and covenants, and we were in compliance with these covenants at December 31, 2010. As of December 31, 2010, we had $292.3 million in borrowing capacity available under the facility. We did not borrow under the facility during 2010, but we did arrange for the issuance of standby letters of credit totaling $32.7 million under the facility.

This credit facility was scheduled to expire in May of 2011. On January 4, 2011, we terminated the facility and replaced it with a new $450 million five-year asset-based revolving credit facility. See Note 15 - "Subsequent Events" for more information.